UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2009

ITRONICS INC.

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                                               Texas                               33-18582                      75-2198369

                           (State or other jurisdiction               (Commission File                (IRS Employer

                                    of incorporation)                          Number)                     Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada         89509

                  (Address of Principal Executive Offices)                               Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Securities

In November 2008 we issued an aggregate 25,000,000 common shares, valued at $32,500, to Newport Capital Consultants, Inc. for investor relations services to be provided.

In November 2008 we issued an aggregate 17,133,334 common shares to four accredited investors in payment of $25,700 principal on the Series 2000 Convertible Notes (the "Notes"). These investors agreed to extend Notes totaling $160,000 in principal and $234,082 in accrued interest and received one year warrants to acquire 16,000,000 common shares at $0.005 per share.

In November 2008 we issued an aggregate 46,666,667 common shares to three accredited investors upon their investment of $70,000 in the current Private Placement.

In November 2008 we issued an aggregate 5,333,333 common shares to one accredited investor in payment of $8,000 principal on the Series 2000 Convertible Notes (the "Notes"). This investor agreed to extend Notes totaling $50,000 in principal and $72,087 in accrued interest and received a one year warrant to acquire 5,000,000 common shares at $0.005 per share.

In December 2008 we issued an aggregate 800,000 common shares valued at $1,200 to Glen and Barbara Gallatin for engineering consulting services previously provided.

In December 2008 we issued an aggregate 9,920,635 common shares to one accredited investor upon their investment of $10,000 in the current Private Placement.

In December 2008 we issued an aggregate 5,333,333 common shares to one accredited investor in payment of $8,000 principal on the Series 2000 Convertible Notes (the "Notes"). This investor agreed to extend Notes totaling $50,000 in principal and $72,340 in accrued interest and received a one year warrant to acquire 5,000,000 common shares at $0.005 per share.

In December 2008 we issued an aggregate 10,416,666 common shares to one employee of the Company upon their investment of $10,000 in the current Private Placement.

In January 2009 we issued an aggregate 53,400,002 common shares to twenty accredited investors in payment of $80,100 principal on the Series 2000 Convertible Notes (the "Notes").

In January 2009 we issued an aggregate 17,361,111 common shares to one accredited investor upon their investment of $20,000 in the current Private Placement.

All of the above offerings and sales were deemed to be exempt under rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, business associates of Itronics Inc. or executive officers of Itronics Inc., and transfer was restricted by Itronics Inc. in accordance with the requirements of the Securities Act. In addition to representations by the above-referenced persons, we have made independent determinations that all of the above-referenced persons were accredited or sophisticated investors, and that they were capable of analyzing the merits and risks of their investment, and that they understood the speculative nature of their investment. Furthermore, all of the above-referenced persons were provided with access to our Securities and Exchange Commission filings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: January 14, 2009                                                       By: /S/ John W. Whitney

                                                                                                John W. Whitney

                                                                                                President, Treasurer and Director

                                                                                                (Principal Executive and Financial

                                                                                                Officer)